As filed with the Securities and Exchange Commission on November 9, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
 (Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
 (Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
 (Name and address of agent for service)

(424)-237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2016

Item 1. Reports to Stockholders.

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Micro Cap Growth Fund

Annual Report
August 31, 2016

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Micro Cap Growth Fund are mutual funds with the
primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdowns	5
Fund Performance	8
Schedules of Investments	12
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	23
Notes to the Financial Statements	28
Report of Independent Registered Public
Accounting Firm	40
Additional Information on Fund Expenses	41
Additional Information	43

Dear Fellow Investors,

Though the fiscal year was generally a solid one for the U.S. stock markets, we did experience our fair share of bumps and corrections along the way. Despite some consternation over the continued sluggish growth of the U.S. economy and a number of overseas shocks (the Brexit vote, most notably), we ended the period with mostly higher stock prices from one year ago. Perhaps the slow-growing U.S. economy and uncertainty globally ended up being a benefit for the markets, since it gave the Fed the breathing room – and the subdued inflation – it needed to stand pat on interest rates, which remain the main source of investors’ anxieties today. Even with the concerns about businesses and consumers keeping spending in check, corporate earnings continued to chug along quite nicely, which has helped buoy stock prices and raised valuation multiples to much healthier levels. Though economic growth remains uneven, the real test will be whether an increase in business activity can overcome the Fed’s plan to gradually raise interest rates over the next few years. Our belief is that the ingredients are in place to do just that – finally escape the roughly 2% growth the economy has averaged since 2009 – and accelerate into a more robust growth trajectory. We continue to position our portfolios to best take advantage of this thesis. Absent a major change in interest rate expectations, or some other exogenous event, we remain optimistic that the investing environment for equities will continue to remain favorable.

Jacob Internet Fund

The Jacob Internet Fund was up 25.31% for the fiscal period ended August 31, 2016, while the NASDAQ Composite Index returned 10.64%. Even though it was an overall subdued period for small cap companies, a good number of the Fund’s smaller holdings were top performers, with a few of them becoming some of our largest weighted positions. This was an encouraging deviation from the past few years when small caps as an asset class underperformed. A key part of the Fund’s strategy has always been to seek out more early-stage businesses that have the potential for a more meaningful impact on the Fund’s performance. This more diverse mix of market caps, when combined with solid individual stock selection, were the main reasons we outperformed the benchmark significantly in the year.

Speaking of individual stocks, one of our best-performing names was again also one of our largest holdings: Mitek. This provider of document imaging services has pioneered the mobile check deposit market and has successfully branched into various mobile fill and identification products. Mitek was up more than 135% in this fiscal period and remains a top holding despite some profit taking. Yelp, after a rocky start to the year, started to post better quarterly results and saw its stock rise 58%. Our Chinese Internet holdings (Sina & Tencent) delivered outstanding revenue and profit growth, which led to 97% and 53% returns in the stocks, respectively. Finally, two large-cap Internet leaders that continued to execute almost flawlessly, Amazon and Facebook, were also meaningful contributors, each up more than 40% in the fiscal year.  As might be expected, most of our worst performers were relatively small position weightings, save for a few exceptions.  The most noteworthy exception, Twitter, has repeatedly had issues meeting modest expectations, leading to a stock decline of more than 30% over the period.  We continue to add to the holding as firm believers that the company’s platform is extremely valuable, and will eventually attract outside interest for a potential merger even if they are unsuccessful in adequately growing it themselves.

We added one new position since our last report: Paylocity. Paylocity is a leading cloud-based provider of payroll and other human-resource software to primarily small- to mid-size companies. Since its initial public offering in 2014, Paylocity has impressively grown its market share against two very large, entrenched competitors in ADP and Paychex. Paylocity’s leading technology and robust referral channel of benefit administrators have been key factors in the company’s success. With a total addressable market of close to $10 billion, Paylocity should still have a long runway of growth ahead of it, with ample opportunity to expand margins over the next several years.

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund had a much more challenging fiscal year; Investor Class shares were down -10.90% through August 31, 2016 while the Russell 2000 Growth Index was up 3.55%. The first half of the fiscal year was by far the most difficult, exacerbated by a meaningful correction in the markets to start 2016.  The Fund’s overweight position in healthcare was one factor in this underperformance, as well as our primary focus on smaller, more development stage companies than many of our peers and benchmarks.  However, the last several months have been much more favorable, and we believe we are seeing the beginnings of a long-awaited resurgence in the small cap sector. A couple of our weakest names in the fiscal year included Esperion Therapeutics and Tearlab, which were down more than 70% in the period. While Tearlab has had some difficulty growing its diagnostic business with eye doctors beyond early adopters, the company has shown signs of more promising results of late. A next-generation device coming next year will likely expand their market, and Tearlab recently raised much needed cash to help them get to profitability. Esperion is still engaged in late stage drug trials to prove the effectiveness of its cholesterol-lowering medication, but has been subject to a changing regulatory environment which has increased the uncertainty regarding approval. While many of the other poor performers were only relatively small positions, their collective impact on the Fund’s performance was difficult to overcome.

There were some bright spots in the Fund’s portfolio, led by Energy Recovery, which was up more than 350% in the fiscal year. While historically serving the desalination industry, Energy Recovery had been developing various products to take advantage of their pressurized pump technology in the oil & gas industries. The company signed a very meaningful contract with industry leader Schlumberger, proving to investors that there was indeed a significant opportunity away from desalination and providing a major catalyst for the share price. Sina and Yelp, names we discussed earlier, were positive contributors, as were a diverse group of other stocks in the portfolio, such as Theravance Biopharma and Mastec, up 94% and 77%, respectively. While our Theravance shares have subsequently been sold for valuation reasons, Mastec continues to impress us with their ability to land new contracts and navigate through a tough environment with energy companies.

Aside from Paylocity, the Small Cap fund added two additional new names: Aspen Aerogels and Entegra Financial. Aspen Aerogels is a leading manufacturer of proprietary insulation products. The company is currently working on expanding its manufacturing capacity because of the high demand its products enjoy in the energy industry, where it is used in almost all of the top refineries and petrochemical processors. Aspen also recently entered into an important expanded partnership with BASF, a leading global chemical company. The new deal will go a long way in helping Aspen attract the financing necessary to build its new plant as well as potentially sell more of its products to the broader and much larger building and construction market.

Entegra is a southeast regional bank that went public in a mutual conversion about two years ago. Because of its relative newness to the public markets, it trades at a meaningful discount to tangible book value(1) and has recently started a stock buyback plan.  Both of these factors could provide significant potential downside protection to investors, while also allowing participation in the bank’s growth.  Furthermore, as Entegra approaches its three-year anniversary as a public company when it will be eligible to be acquired, we expect the share price to continue to move closer to book value to better reflect that possibility.

Jacob Micro Cap Growth Fund

The Jacob Micro Cap Growth Fund also endured a relatively tough market environment and the Investor Class shares posted a return of -8.06% for the fiscal year period August 31, 2016, while the Russell MicroCap Growth Index was down -3.24%. Like our Small Cap Growth Fund, the Micro Cap Fund was buffeted by broader economic concerns, which diminished investors’ appetite for small companies with limited resources. While the Fund’s direct exposure to energy was relatively modest, with only a very small position in our worst performer of the year – Triangle Petroleum – falling oil prices did produce a negative domino effect on a number of other holdings in the Fund, while continued negative sentiment in the biotech and healthcare industries also hurt. While we will keep our direct exposure to energy small, we remain committed to investing a sizeable portion of our funds in healthcare as we believe individual opportunities in that space remain some of the most attractive in our capitalization universe, despite some legitimate concerns over drug pricing.

(1)
Tangible book value is the total net asset value (book value) of a company minus intangible assets and goodwill. A company’s standard book value may be significantly affected by intangible assets and/or goodwill.

On the positive side, our performance was boosted by a couple of buyouts of our two Chinese holdings in the Fund: Online dating site Jiayuan.com and real estate brokerage firm E-House. Despite some hesitations caused by turmoil in the Shanghai stock market and the Chinese economy, both of those deals were completed with significant premiums over their recent trading prices.

Like with the Small Cap Fund, overall performance for the Micro Cap Fund has also been better of late due to improving sentiment for smaller and potentially riskier companies. We have seen continued strength in the stock prices of some of our best performers from the past year, such as Energy Recovery and Mitek, which were discussed above. We have reduced position sizes in those names, as well a couple of others where valuation  seems more stretched, but we are holding firm to some top performers, such as USA Technologies, which was up 59% in the last year but  benefited from a secular shift to mobile and cashless payments with its leading vending machine payment processing technology.

New names added during the fiscal year included Aspen Aerogels and Entegra Financial, both added to the Small Cap Fund and discussed in the section above, as well as Senomyx. Senomyx has created an interesting lineup of flavor enhancers, the most promising of which are designed to allow food manufactures to offer their products with similar taste but less sugar or salt. They recently renewed their contract with PepsiCo, which has already begun using Senomyx chemicals in a couple of test products. With an increasing focus on the health dangers of high sugar intake, we expect Pepsi, as well as a number of other food and beverage companies, to use Senomyx flavor enhancers in more offerings. And we are incredibly excited about the latest research effort from Senomyx: A natural, Stevia-based sweetener with less of an aftertaste, which if successful should expand the company’s available market and accelerate growth.

As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term investment performance for our shareholders.  Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedule of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2016
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2016
(as a percentage of total investments)
(Unaudited)

JACOB MICRO CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2016
(as a percentage of total investments)
(Unaudited)

Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2016
	One Year	Five Year	Ten Year
Jacob Internet Fund	25.31%	13.39%	8.81%
S&P 500® Index	12.55%	14.69%	7.51%
NASDAQ Composite Index	10.64%	16.65%	10.33%
Bloomberg U.S. Internet Index	22.98%	19.66%	11.80%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The Bloomberg U.S. Internet Index is a capitalization-weighted index comprised of U.S. internet companies that have a market capitalization greater than $250 million.  The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on September 1, 2006 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2016
	One Year	Since Inception
Jacob Small Cap Growth Fund Institutional Class	-10.64%	7.34%
Russell 2000 Growth Index	3.55%	14.71%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on November 12, 2012 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2016
	One Year	Five Year	Since Inception*
Jacob Small Cap Growth Fund Investor Class	-10.90%	3.07%	7.20%
Russell 2000 Growth Index	3.55%	13.02%	13.86%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*
Fund performance is shown beginning on February 1, 2010, which is the date the Rockland Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund and the investment team of Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Predecessor Fund’s portfolio.  The Predecessor Fund was managed by another investment advisory firm.  Performance information prior to February 1, 2010 is not shown.

Comparison of $10,000 Investment in
Jacob Micro Cap Growth Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2016
	One Year	Since Inception*
Jacob Micro Cap Growth Fund Institutional Class	-7.79%	4.33%
Jacob Micro Cap Growth Fund Investor Class	-8.06%	4.00%
Russell Microcap Growth Index	-3.24%	11.37%
Russell 2000 Growth Index	3.55%	12.77%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*
Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.  Performance information prior to October 16, 2012 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2016

Shares				Value
	COMMON STOCKS		96.4%
	Internet-Commerce	8.9%
1,900	Amazon.com, Inc.*			$1,461,404
21,926	Shutterfly, Inc.*			1,101,124
39,375	Zillow Group, Inc.—Class C*			1,332,844
				3,895,372
	Internet-Infrastructure	40.9%
18,800	Apple Computer, Inc.			1,994,680
250,000	Bazaarvoice Inc.*			1,000,000
54,000	Castlight Health, Inc.—Class B*			225,720
27,400	CEVA, Inc.*			862,552
462,200	Digital Turbine Inc.*			642,458
9,200	Ellie Mae, Inc.*			900,404
171,600	Hortonworks Inc.*			1,367,652
182,446	Immersion Corp.*			1,322,733
32,281	LogMeIn, Inc.			2,695,464
266,009	Mitek Systems, Inc.*			2,066,890
175,000	Netlist, Inc.*			360,500
160,115	Numerex Corp.—Class A*			1,199,261
23,000	Paylocity Holding Corp.*			1,035,690
15,600	Red Hat, Inc.*			1,138,488
12,400	Salesforce.com, Inc.*			984,808
				17,797,300
	Internet-Media	46.6%
2,600	Alphabet, Inc.—Class C*			1,994,330
17,000	Facebook, Inc.—Class A*			2,144,040
13,000	LinkedIn Corp.—Class A*			2,505,750
83,600	Pandora Media, Inc.*			1,170,400
28,460	SINA Corp.*^			2,177,190
70,000	Tencent Holdings Ltd. (HK)(a)			1,814,042
18,000	TripAdvisor, Inc.*			1,098,000
120,000	Twitter, Inc.*			2,305,200
45,474	Yahoo! Inc.*			1,944,013
81,150	Yelp Inc.*			3,122,652
				20,275,617
	TOTAL COMMON STOCKS (Cost $25,617,510)			41,968,289

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2016

Shares				Value
	SHORT TERM INVESTMENT		4.7%
	Money Market Fund	4.7%
2,030,127	Fidelity Government Portfolio-Class I, 0.26%(b)			$2,030,127
	TOTAL SHORT TERM INVESTMENT (Cost $2,030,127)			2,030,127
	TOTAL INVESTMENTS (Cost $27,647,637)		101.1%	43,998,416
	LIABILITIES IN EXCESS OF OTHER ASSETS		(1.1)%	(480,114)
	TOTAL NET ASSETS		100.0%	$43,518,302

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Level 2 Security. See Note 2.
(b)	7-day yield.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2016

Shares				Value
	COMMON STOCKS		99.4%
	Biotech & Pharmaceuticals	15.3%
89,000	Array BioPharma Inc.*			$305,270
16,751	Cempra, Inc.*			367,517
127,246	Codexis, Inc.*			530,616
18,000	Esperion Therapeutics, Inc.*			193,860
2,600	Intercept Pharmaceuticals, Inc.*			385,606
14,150	Omeros Corp.*			151,971
12,000	Pacira Pharmaceuticals, Inc.*			475,560
27,500	Trevena, Inc.*			186,450
				2,596,850
	Cable/Satellite TV	1.4%
8,400	Liberty Global plc—Class C*^			239,904
	Chemicals	1.9%
85,806	BioAmber Inc.*			321,772
	Energy-Exploration & Production	5.8%
16,400	Carrizo Oil & Gas, Inc.*			627,956
29,224	Energy Recovery Inc.*			353,026
				980,982
	Financial	4.5%
9,000	Banco Latinoamericano de Comercio Exterior SA^			260,010
9,700	Entegra Financial Corp.*			172,369
25,694	First Northwest Bancorp*			338,133
				770,512
	Industrial	11.0%
53,000	Aspen Aerogels, Inc.*			260,230
28,230	CECO Environmental Corp.			310,248
20,000	MasTec, Inc.*			589,000
19,900	XPO Logistics, Inc.*			712,420
				1,871,898
	Machinery	3.0%
2,800	The Toro Co.			272,020
2,200	WABCO Holdings Inc.*			234,872
				506,892
	Medical Devices	7.1%
38,500	Intersect ENT, Inc.*			606,760
765,600	TearLab Corp.*			600,996
				1,207,756

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2016

Shares				Value
	COMMON STOCKS		99.4%
	Retail & Restaurants	5.2%
71,600	Rave Restaurant Group, Inc.*			$275,660
69,100	Tilly’s Inc.—Class A*			603,934
				879,594
	Technology-Hardware	2.2%
11,900	CEVA, Inc.*			374,612
	Technology-Software & Services	42.0%
78,400	Bazaarvoice Inc.*			313,600
20,500	Castlight Health, Inc.—Class B*			85,690
3,700	Ellie Mae, Inc.*			362,119
69,400	Hortonworks Inc.*			553,118
72,329	Immersion Corp.*			524,385
12,475	LogMeIn, Inc.			1,041,663
54,021	Numerex Corp.—Class A*			404,617
33,400	Pandora Media, Inc.*			467,600
9,400	Paylocity Holding Corp.*			423,282
8,733	Shutterfly, Inc.*			438,571
11,360	SINA Corp.*^			869,040
29,750	Yelp Inc.*			1,144,780
15,325	Zillow Group, Inc.—Class C*			518,751
				7,147,216
	TOTAL COMMON STOCKS (Cost $16,338,300)			16,897,988

	WARRANT	0.0%
127,500	TearLab Corp.*(a)			—
	TOTAL WARRANT (Cost $0)			—

	SHORT TERM INVESTMENT		0.6%
	Money Market Fund	0.6%
102,962	Fidelity Government Portfolio-Class I, 0.26%(b)			102,962
	TOTAL SHORT TERM INVESTMENT (Cost $102,962)			102,962
	TOTAL INVESTMENTS (Cost $16,441,262)		100.0%	17,000,950
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.0)%	(839)
	TOTAL NET ASSETS		100.0%	$17,000,111

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Fair Valued Security.
(b)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2016

Shares				Value
	COMMON STOCKS		98.2%
	Biotech & Pharmaceuticals	18.4%
44,000	Array BioPharma Inc.*			$150,920
7,621	Cempra, Inc.*			167,205
76,006	Codexis, Inc.*			316,945
9,000	Esperion Therapeutics, Inc.*			96,930
64,700	Imprimis Pharmaceuticals, Inc.*			269,799
7,250	Omeros Corp.*			77,865
115,000	pSivida Corp.*			443,900
15,000	Trevena, Inc.*			101,700
				1,625,264
	Chemicals	2.3%
53,110	BioAmber Inc.*			199,162
	Energy-Exploration & Production	2.1%
15,000	Energy Recovery Inc.*			181,200
	Financial	2.9%
4,500	Entegra Financial Corp.*			79,965
13,612	First Northwest Bancorp*			179,134
				259,099
	Food & Beverages	6.3%
33,013	Reed’s, Inc.*			118,517
100,000	Senomyx, Inc.*			438,000
				556,517
	Industrial	3.3%
26,000	Aspen Aerogels, Inc.*			127,660
14,848	CECO Environmental Corp.			163,179
				290,839
	Medical Devices	15.4%
54,671	Derma Sciences, Inc.*			271,168
52,660	iCAD, Inc.*			310,168
16,500	Intersect ENT, Inc.*			260,040
22,350	STAAR Surgical Co.*			196,233
409,000	TearLab Corp.*			321,065
				1,358,674
	Retail & Restaurants	7.7%
13,000	Jamba, Inc.*			142,090
36,300	Rave Restaurant Group, Inc.*			139,755
45,000	Tilly’s Inc.—Class A*			393,300
				675,145

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2016

Shares				Value
	COMMON STOCKS—(Continued)		98.2%
	Technology-Hardware	7.2%
5,540	CEVA, Inc.*			$174,399
168,200	Lantronix, Inc.*			228,752
114,700	Netlist, Inc.*			236,282
				639,433
	Technology-Software & Services	32.6%
50,000	Bazaarvoice Inc.*			200,000
31,000	Castlight Health, Inc.—Class B*			129,580
225,000	Digital Turbine Inc.*			312,750
35,000	Hortonworks Inc.*			278,950
41,599	I.D. Systems, Inc.*			216,731
29,393	Immersion Corp.*			213,099
53,825	Mitek Systems, Inc.*			418,220
31,804	Numerex Corp.—Class A*			238,212
41,029	Sajan Inc.*			164,937
150,000	Sysorex Global*			61,515
112,021	Top Image Systems Ltd.*^			215,080
85,000	USA Technologies, Inc.*			423,300
				2,872,374
	TOTAL COMMON STOCKS (Cost $10,159,925)			8,657,707

	WARRANT	0.0%
97,500	TearLab Corp.*(a)			—
	TOTAL WARRANT (Cost $0)			—

	SHORT TERM INVESTMENT		1.6%
	Money Market Fund	1.6%
145,705	Fidelity Government Portfolio-Class I, 0.26%(b)			145,705
	TOTAL SHORT TERM INVESTMENT (Cost $145,705)			145,705
	TOTAL INVESTMENTS (Cost $10,305,630)		99.8%	8,803,412
	OTHER ASSETS IN EXCESS OF LIABILITIES		0.2%	15,926
	TOTAL NET ASSETS		100.0%	$8,819,338

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Fair Valued Security.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2016

		Jacob	Jacob
	Jacob	Small Cap	Micro Cap
	Internet Fund	Growth Fund	Growth Fund
Assets:
Investments, at value (cost $27,647,637, $16,441,262
and $10,305,630, respectively)	$43,998,416	$17,000,950	$8,803,412
Receivable for capital shares sold	56,500	500	—
Receivable for investments sold	—	104,081	54,779
Dividend and interest receivable	449	4,614	36
Receivable from Adviser	—	22,636	—
Other assets	18,108	21,441	9,734
Total Assets	44,073,473	17,154,222	8,867,961

Liabilities:
Payable for securities purchased	333,036	67,126	—
Payable for capital shares repurchased	7,073	5,635	2
Payable to Adviser	45,622	—	—
Payable for distribution and shareholder
servicing expenses—Investor Class (see Note 7)	98,083	5,768	—
Accrued printing and mailing fees	10,584	7,089	3,925
Accrued transfer agent fees	17,038	15,878	6,470
Accrued expenses and other liabilities	43,735	52,615	38,226
Total Liabilities	555,171	154,111	48,623
Net Assets	$43,518,302	$17,000,111	$8,819,338

Net Assets Consist Of:
Capital Stock	$26,560,609	$22,528,164	$12,643,765
Accumulated net investment loss	(1,069,616)	(348,631)	(162,471)
Accumulated net realized gain (loss) on investment transactions	1,676,530	(5,739,110)	(2,159,738)
Net unrealized appreciation (depreciation) on investments	16,350,779	559,688	(1,502,218)
Total Net Assets	$43,518,302	$17,000,111	$8,819,338

Institutional Class(1)
Net Assets	$—	$12,012,406	$6,782,050
Shares outstanding (20 billion shares of $0.001 par value authorized)	—	714,184	559,838
Net asset value, redemption price and offering price per share(2)	$—	$16.82	$12.11
Investor Class
Net Assets	$43,518,302	$4,987,705	$2,037,288
Shares outstanding (20 billion shares of $0.001 par value authorized)	9,907,715	299,300	182,592
Net asset value, redemption price and offering price per share(2)	$4.39	$16.66	$11.16

(1)	The Internet Fund currently offers Investor Class shares only. See Note 1.
(2)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2016

		Jacob	Jacob
	Jacob	Small Cap	Micro Cap
	Internet Fund	Growth Fund	Growth Fund
Investment Income:
Dividend income	$48,790	$17,541	$5,919
Interest income	2,150	229	320
Total Investment Income	50,940	17,770	6,239

Expenses:
Investment advisor fees	483,353	116,183	108,084
Distribution and shareholder servicing expenses—Investor Class (See Note 7)	135,339	19,420	7,258
Administration fees	47,784	41,205	40,436
Fund accounting fees	28,125	34,470	34,860
Transfer agent fees	126,200	71,417	66,714
Custody fees	7,322	7,993	6,577
Federal and state registration	22,558	32,483	31,785
Insurance expense	10,615	4,759	3,144
Audit fees	15,496	15,591	15,506
Legal fees	58,030	26,319	18,019
Printing and mailing of reports to shareholders	22,124	9,018	5,900
Directors’ fees and expenses	48,349	17,066	11,736
Other	245	92	45
Total Expenses	1,005,540	396,016	350,064
Expense Waiver (See Note 6)	—	(116,183)	(108,084)
Net expenses	1,005,540	279,833	241,980
Net Investment Loss	(954,600)	(262,063)	(235,741)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,425,157	(3,183,444)	(1,171,839)
Change in net unrealized appreciation (depreciation) on investments	7,431,411	1,264,881	414,204
Net realized and unrealized gain (loss) on investments	9,856,568	(1,918,563)	(757,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,901,968	$(2,180,626)	$(993,376)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
Operations:
Net investment loss	$(954,600)	$(813,729)
Net realized gain on investment transactions	2,425,157	6,387,262
Change in net unrealized appreciation (depreciation) on investments	7,431,411	(6,674,010)
Net increase (decrease) in net assets resulting from operations	8,901,968	(1,100,477)

Distributions to Shareholders:
From net realized gain	(4,682,043)	(4,292,552)

Capital Share Transactions (See Note 3):
Proceeds from shares sold	2,758,912	2,483,271
Proceeds from reinvestment of distribution	4,560,019	4,102,934
Cost of shares redeemed	(6,880,468)	(7,882,988)
Redemption fees	320	3,453
Net increase (decrease) in net assets resulting from capital share transactions	438,783	(1,293,330)

Net Increase (Decrease) in Net Assets	4,658,708	(6,686,359)
Net Assets:
Beginning of year	38,859,594	45,545,953
End of year*	$43,518,302	$38,859,594
* Includes accumulated net investment loss of:	$(1,069,616)	$(542,126)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
Operations:
Net investment loss	$(262,063)	$(372,196)
Net realized gain (loss) on investment transactions	(3,183,444)	2,565,776
Change in net unrealized appreciation (depreciation) on investments	1,264,881	(2,845,946)
Net decrease in net assets resulting from operations	(2,180,626)	(652,366)

Distributions to Shareholders:
Return of capital	(86,651)	—

Capital Share Transactions (See Note 3):
Proceeds from shares sold	245,000	8,304,124
Proceeds from reorganization(1)	4,741,104	—
Proceeds from reinvestment of distribution	79,101	—
Cost of shares redeemed	(4,410,968)	(5,693,760)
Redemption fees	6	11,182
Net increase in net assets resulting from capital share transactions	654,243	2,621,546

Net Increase (Decrease) in Net Assets	(1,613,034)	1,969,180
Net Assets:
Beginning of year	18,613,145	16,643,965
End of year*	$17,000,111	$18,613,145
* Includes accumulated net investment loss of:	$(348,631)	$(275,610)

(1)	Represents the amount acquired as a result of the reorganization of the Jacob Wisdom Fund into the Jacob Small Cap Growth Fund on August 26, 2016. See Note 8.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
Operations:
Net investment loss	$(235,741)	$(219,035)
Net realized gain (loss) on investment transactions	(1,171,839)	2,814,448
Change in net unrealized appreciation (depreciation) on investments	414,204	(2,274,756)
Net increase (decrease) in net assets resulting from operations	(993,376)	320,657

Distributions to Shareholders:
From net realized gain	(2,158,976)	(2,473,500)

Capital Share Transactions (See Note 3):
Proceeds from shares sold	96,587	822,626
Proceeds from reinvestment of distribution	1,996,946	2,259,190
Cost of shares redeemed	(1,376,723)	(2,611,413)
Redemption fees	2	498
Net increase in net assets resulting from capital share transactions	716,812	470,901

Net Decrease in Net Assets	(2,435,540)	(1,681,942)
Net Assets:
Beginning of year	11,254,878	12,936,820
End of year*	$8,819,338	$11,254,878
* Includes accumulated net investment loss of:	$(166,885)	$(4,414)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$3.96	$4.51	$3.81	$3.03	$2.95
Income (loss) from investment operations:
Net investment loss(1)	(0.10)	(0.08)	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss)
on investment transactions	1.02	(0.03)	0.79	0.85	0.14
Total from investment operations	0.92	(0.11)	0.70	0.78	0.08
Less distributions from net realized gain	(0.49)	(0.44)	—	—	—
Paid in capital from redemption fees(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$4.39	$3.96	$4.51	$3.81	$3.03
Total return	25.31%	(2.14)%	18.37%	25.74%	2.71%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$43,518	$38,860	$45,546	$40,033	$39,983
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.60%	2.46%	2.42%	2.66%	2.87%
Ratio of net operating expenses
(after waiver) to average net assets(3)	2.60%	2.46%	2.42%	2.66%	2.87%
Ratio of net investment loss
(prior to waiver) to average net assets	(2.47)%	(1.93)%	(2.00)%	(2.05)%	(1.99)%
Ratio of net investment loss
(after waiver) to average net assets(3)	(2.47)%	(1.93)%	(2.00)%	(2.05)%	(1.99)%
Portfolio turnover rate	43%	50%	56%	44%	56%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.
(3)
For the period September 1, 2011 through at least January 2, 2017, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

					November 12,
					2012(2)
					through
	Year Ended August 31,				August 31,
	2016(1)		2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$18.95		$19.01	$17.67	$12.94
Income (loss) from investment operations:
Net investment loss(3)	(0.29)		(0.36)	(0.35)	(0.22)
Net realized and unrealized gain (loss) on investment transactions	(1.73)		0.30 (4)	1.69	4.95
Total from investment operations	(2.02)		(0.06)	1.34	4.73
Less distributions of return of capital	(0.11)		—	—	—
Net asset value, end of period	$16.82		$18.95	$19.01	$17.67
Total return	(10.64	)%(5)	(0.32)%	7.58%	36.55	%(6)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$12,012		$9,367	$10,164	$10,131
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.94%		2.17%	2.25%	2.32	%(7)
Ratio of net operating expenses
(after waiver) to average net assets(8)	2.04%		1.95%	1.95%	1.95	%(7)
Ratio of net investment loss
(prior to waiver) to average net assets	(2.80)%		(2.00)%	(2.16)%	(2.20	)%(7)
Ratio of net investment loss
(after waiver) to average net assets(8)	(1.90)%		(1.78)%	(1.86)%	(1.83	)%(7)
Portfolio turnover rate	58%		84%	86%	81	%(6)

(1)	On August 29, 2016, Investor Class shares of the Jacob Wisdom Fund series of Jacob Funds Inc. were reorganized into Institutional Class shares of the Small Cap Growth Fund. See Note 8.
(2)
Commencement of operations of the Small Cap Growth Fund Institutional Class.  The Class I shares of the Jacob Small Cap Growth Fund II, (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) was reorganized into Institutional Class shares of the Small Cap Growth Fund on November 12, 2012.  On July 9, 2012, before the reorganization, the adviser of the Jacob Small Cap Growth Fund II changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).

(3)	Net investment loss per share represents net investment loss divided by average shares outstanding throughout the period.
(4)
Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of changes in net assets.

(5)
Includes adjustments in accordance with GAAP and, consequently, the net asset values used for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(6)	Not annualized.
(7)	Annualized.
(8)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through at least January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2016		2015		2014		2013(1)		2012
Per Share Data:
Net asset value, beginning of year	$18.81		$18.91		$17.63		$13.87		$15.12
Income (loss) from investment operations:
Net investment loss(2)	(0.34)		(0.43)		(0.40)		(0.35)		(0.47)
Net realized and unrealized gain (loss)
on investment transactions	(1.71)		0.30	(3)	1.68		4.11		(0.15)
Total from investment operations	(2.05)		(0.13)		1.28		3.76		(0.62)
Less distributions of return of capital	(0.10)		—		—		—		(0.63)
Paid in capital from redemption fees	0.00	(4)	0.03		0.00	(4)	0.00	(4)	0.00	(4)
Net asset value, end of year	$16.66		$18.81		$18.91		$17.63		$13.87
Total return	(10.90	)%(5)	(0.53)%		7.26%		27.11%		(3.75)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$4,988		$9,246		$6,480		$7,236		$5,384
Ratio of gross operating expenses (prior to waiver) to average net assets	3.23%		2.48%		2.59%		2.97%		4.28%
Ratio of net operating expenses (after waiver) to average net assets	2.33	%(6)	2.25	%(6)	2.25	%(6)	2.47	%(6)(7)	3.38	%(7)
Ratio of net investment loss (prior to waiver) to average net assets	(3.10)%		(2.31)%		(2.51)%		(2.86)%		(4.27)%
Ratio of net investment loss (after waiver) to average net assets	(2.20	)%(6)	(2.08	)%(6)	(2.17	)%(6)	(2.36	)%(6)(7)	(3.37	)%(7)
Portfolio turnover rate	58%		84%		86%		81%		78%

(1)
On November 12, 2012, Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridgeMutual Funds) were reorganized into Investor Class shares of the Small Cap Growth Fund. Activity after November 12, 2012 reflects the Funds’ combined operations.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)
Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of changes in net assets.

(4)	Amount is less than $0.01.
(5)
Includes adjustments in accordance with GAAP and, consequently, the net asset values used for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through at least January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7)
The Adviser contractually agreed, through November 11, 2012, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 2.45%.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

							Nine Months
	Year Ended						Ended		Year Ended
	August 31,						August 31,		November 30,
	2016		2015		2014		2013*		2012(1)		2011(1)
Per Share Data:
Net asset value, beginning of period	$16.86		$20.65		$25.31		$19.11		$18.19		$17.82
Income (loss) from investment operations:
Net investment loss(2)	(0.31)		(0.32)		(0.45)		(0.27)		(0.31)		(0.30)
Net realized and unrealized gain (loss)
on investment transactions	(1.15)		0.67		0.75		6.47		1.23		0.67
Total from investment operations	(1.46)		0.35		0.30		6.20		0.92		0.37
Less distributions from net realized gain	(3.29)		(4.14)		(4.96)		—		—		—
Net asset value, end of period	$12.11		$16.86		$20.65		$25.31		$19.11		$18.19
Total return	(7.79)%		2.23%		0.11%		32.44	%(3)	5.06%		2.08%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$6,782		$8,651		$9,979		$10,800		$40,666		$50,065
Ratio of gross operating expenses
(prior to waiver or reimbursements)
to average net assets	3.81%		2.97%		2.79%		3.01	%(4)	2.12%		1.79%
Ratio of net operating expenses
(after waiver or reimbursements)
to average net assets	2.61	%(5)	2.15	%(5)	2.15	%(5)	2.28	%(4)(5)	1.72	%(5)(6)	1.60	%(6)
Ratio of net investment loss
(prior to waiver or reimbursements)
to average net assets	(3.74)%		(2.51)%		(2.61)%		(2.46	)%(4)	(1.95)%		(1.72	)%(7)
Ratio of net investment loss
(after waiver or reimbursements)
to average net assets	(2.54	)%(5)	(1.69	)%(5)	(1.97	)%(5)	(1.73	)%(4)(5)	(1.55	)%(5)(6)	(1.53	)%(6)
Portfolio turnover rate	43%		84%		66%		40	%(3)	115%		165%

*
The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class I shares.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through at least January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.60% of the Fund’s average daily net assets.
(7)	Unaudited.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

							Nine Months
	Year Ended						Ended		Year Ended
	August 31,						August 31,		November 30,
	2016		2015		2014		2013*		2012(1)		2011(1)
Per Share Data:
Net asset value, beginning of period	$15.87		$19.73		$24.47		$18.51		$17.68		$17.36
Income (loss) from investment operations:
Net investment loss(2)	(0.32)		(0.35)		(0.49)		(0.37)		(0.37)		(0.35)
Net realized and unrealized gain (loss)
on investment transactions	(1.10)		0.63		0.71		6.33		1.20		0.67
Total from investment operations	(1.42)		0.28		0.22		5.96		0.83		0.32
Less distributions from net realized gain	(3.29)		(4.14)		(4.96)		—		—		—
Paid in capital from redemption fees(3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$11.16		$15.87		$19.73		$24.47		$18.51		$17.68
Total return	(8.06)%		1.93%		(0.25)%		32.20	%(4)	4.69%		1.84%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,037		$2,603		$2,958		$3,573		$4,356		$9,339
Ratio of gross operating expenses
(prior to waiver or reimbursements)
to average net assets	4.16%		3.32%		3.14%		3.65	%(5)	2.47%		2.12%
Ratio of net operating expenses
(after waiver or reimbursements)
to average net assets	2.96	%(6)	2.45	%(6)	2.45	%(6)	2.63	%(5)(6)	2.07	%(6)(7)	1.88	%(7)
Ratio of net investment loss
(prior to waiver or reimbursements)
to average net assets	(4.09)%		(2.86)%		(2.96)%		(3.34	)%(5)	(2.30)%		(2.05	)%(8)
Ratio of net investment loss
(after waiver or reimbursements)
to average net assets	(2.89	)%(6)	(1.99	)%(6)	(2.27	)%(6)	(2.32	)%(5)(6)	(1.90	)%(6)(7)	(1.81	)%(7)
Portfolio turnover rate	43%		84%		66%		40	%(4)	115%		165%

*
The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class R shares.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through at least January 2, 2017, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.90% of the Fund’s average daily net assets.
(8)	Unaudited.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2016

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Jacob Micro Cap Growth Fund (the “Micro Cap Growth Fund”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund and Micro Cap Growth Fund is long-term growth of capital.

The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012 (See Note 8). The Micro Cap Growth Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Micro Cap Growth Fund is the successor fund to the Predecessor Micro Cap Growth Fund).

The Internet Fund currently offers Investor Class shares. The Small Cap Growth Fund and Micro Cap Growth Fund currently offer Investor Class and Institutional Class shares. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Shareholders may be charged a redemption fee of 2% if the shares are redeemed within 30 days of initial investment.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure
Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2016:
	Level 1	Level 2	Level 3	Total
Common Stock
Internet—Commerce	$3,895,372	$—	$—	$3,895,372
Internet—Infrastructure	17,797,300	—	—	17,797,300
Internet—Media	18,461,575	1,814,042	—	20,275,617
Total Common Stock	40,154,247	1,814,042	—	41,968,289
Short Term Investment
Money Market Fund	2,030,127	—	—	2,030,127
Total Investments in Securities	$42,184,374	$1,814,042	$—	$43,998,416

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.
The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Biotech & Pharmaceuticals	$2,596,850	$—	$—	$2,596,850
Cable/Satellite TV	239,904	—	—	239,904
Chemicals	321,772	—	—	321,772
Energy—Exploration & Production	980,982	—	—	980,982
Financial	770,512	—	—	770,512
Industrial	1,871,898	—	—	1,871,898
Machinery	506,892	—	—	506,892
Medical Devices	1,207,756	—	—	1,207,756
Retail & Restaurants	879,594	—	—	879,594
Technology—Hardware	374,612	—	—	374,612
Technology—Software & Services	7,147,216	—	—	7,147,216
Total Common Stock	16,897,988	—	—	16,897,988
Warrant	—	—	—	—
Short Term Investment
Money Market Fund	102,962	—	—	102,962
Total Investments in Securities	$17,000,950	$—	$—	$17,000,950

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of August 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock
Biotech & Pharmaceuticals	$1,625,264	$—	$—	$1,625,264
Chemicals	199,162	—	—	199,162
Energy—Exploration & Production	181,200	—	—	181,200
Financial	259,099	—	—	259,099
Food & Beverages	556,517	—	—	556,517
Industrial	290,839	—	—	290,839
Medical Devices	1,358,674	—	—	1,358,674
Retail & Restaurants	675,145	—	—	675,145
Technology—Hardware	639,433	—	—	639,433
Technology—Software & Services	2,872,374	—	—	2,872,374
Total Common Stock	8,657,707	—	—	8,657,707
Warrant	—	—	—	—
Short Term Investment
Money Market Fund	145,705	—	—	145,705
Total Investments in Securities	$8,803,412	$—	$—	$8,803,412

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2016. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2016. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2016, open federal tax years include the tax years ended August 31, 2013 through August 31, 2016 for each of the Funds.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2016, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

	Year Ended		Year Ended
	August 31, 2016		August 31, 2015
	Shares	Amount	Shares	Amount
Sales	670,388	$2,758,912	584,434	$2,483,271
Reinvestments	1,216,005	4,560,019	1,060,190	4,102,934
Redemptions	(1,803,270)	(6,880,468)	(1,919,819)	(7,882,988)
Redemption fees	—	320	—	3,453
Net increase (decrease)	83,123	$438,783	(275,195)	$(1,293,330)
Shares Outstanding:
Beginning of year	9,824,592		10,099,787
End of year	9,907,715		9,824,592

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	August 31, 2016		August 31, 2015
	Shares	Amount	Shares	Amount
Sales	3,357	$49,532	6,729	$144,622
Sales in connection
with reorganization(1)	283,508	4,741,104	—	—
Reinvestments	2,940	47,242	—	—
Redemptions	(70,023)	(1,122,876)	(47,037)	(947,131)
Net increase (decrease)	219,782	$3,715,002	(40,308)	$(802,509)
Shares Outstanding:
Beginning of year	494,402		534,710
End of year	714,184		494,402

Investor Class
	Year Ended		Year Ended
	August 31, 2016		August 31, 2015
	Shares	Amount	Shares	Amount
Sales	13,214	$195,468	375,263	$8,159,502
Reinvestments	1,997	31,859	—	—
Redemptions	(207,561)	(3,288,092)	(226,370)	(4,746,629)
Redemption fees	—	6	—	11,182
Net increase (decrease)	(192,350)	$(3,060,759)	148,893	$3,424,055
Shares Outstanding:
Beginning of year	491,650		342,757
End of year	299,300		491,650
Total increase
for the Fund		$654,243		$2,621,546

(1)	The shares and amounts represent activities as a result of the Small Cap Growth Fund’s acquisition of the Wisdom Fund on August 26, 2016.

Transactions in shares of the Micro Cap Growth Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	August 31, 2016		August 31, 2015
	Shares	Amount	Shares	Amount
Sales	1,919	$29,600	24,649	$498,357
Reinvestments	130,331	1,510,536	104,310	1,711,733
Redemptions	(85,629)	(1,004,597)	(99,029)	(1,921,202)
Net increase	46,621	$535,539	29,930	$288,888
Shares Outstanding:
Beginning of year	513,217		483,287
End of year	559,838		513,217

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

Investor Class
	Year Ended		Year Ended
	August 31, 2016		August 31, 2015
	Shares	Amount	Shares	Amount
Sales	5,914	$66,987	18,187	$324,269
Reinvestments	45,459	486,410	35,365	547,457
Redemptions	(32,849)	(372,126)	(39,414)	(690,211)
Redemption fees	—	2	—	498
Net increase	18,524	$181,273	14,138	$182,013
Shares Outstanding:
Beginning of year	164,068		149,930
End of year	182,592		164,068
Total increase
for the Fund		$716,812		$470,901

A 2% redemption fee is assessed on any shares of the Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at August 31, 2016:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund	2
Small Cap Growth Fund Institutional Class	3
Small Cap Growth Fund Investor Class	1
Micro Cap Growth Fund Institutional Class	2

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2016, purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$16,406,550	$22,154,562
Small Cap Growth Fund	7,750,643	11,955,067
Micro Cap Growth Fund	3,789,111	4,746,803

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2016.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

NOTE 5—TAX INFORMATION

At August 31, 2016, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Micro Cap
	Fund	Growth Fund	Growth Fund
Cost of Investments	$28,972,539	$17,111,927	$10,403,162
Gross unrealized appreciation	18,101,905	2,973,060	1,257,611
Gross unrealized depreciation	(3,076,028)	(3,084,037)	(2,857,361)
Net unrealized appreciation (depreciation)	$15,025,877	$(110,977)	$(1,599,750)
Undistributed ordinary income	262,605	—	—
Undistributed long-term capital gains	1,669,211	—	—
Total distributable earnings	$1,931,816	$—	$—
Other accumulated losses	$—	$(5,417,076)	$(2,224,677)
Total accumulated earnings/(losses)	$16,957,693	$(5,528,053)	$(3,824,427)

At August 31, 2016, the Micro Cap Growth Fund deferred, on a tax basis, post October losses of $1,319,580 and deferred, on a tax basis, post December ordinary losses of $162,471.

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and Passive Foreign Investment Companies (“PFICs”).  At August 31, 2016, the Funds had accumulated net realized capital loss carryovers as follows:

Small Cap	Micro Cap
Growth Fund	Growth Fund	Expiration
$1,515,745	$742,626	8/31/2017
793,875	—	8/31/2018
$2,309,620	$742,626

At August 31, 2016, the Small Cap Growth Fund had an additional $2,162,870 in short-term capital loss carryovers and $944,587 in long-term capital loss carryovers which are non-expiring. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended August 31, 2016, the Micro Cap Growth Fund utilized capital loss carryforwards of $104,449.

The Internet Fund paid $4,682,043 out of long-term capital gains for the fiscal year ended August 31, 2016 and paid $4,292,552 out of long-term capital gains during the fiscal year ended August 31, 2015. The Small Cap Growth Fund paid $86,651 out of ordinary income based on its excise requirement for the fiscal year ended August 31, 2016 and made no distributions during the fiscal year ended August 31, 2015. The Micro Cap Growth Fund paid $1,214,024 out of long-term capital gains and $944,952 out of short-term capital gains (ordinary income) during the fiscal year ended August 31, 2016. The Micro Cap Growth Fund paid $2,402,191 out of long-term capital gains and $71,309 out of short-term capital gains (ordinary income) during the fiscal year ended August 31, 2015.

Reclassification Adjustments:  Capital stock, accumulated net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds.  Differences primarily relate to the tax treatment of net operating losses, foreign currency gains and losses,

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

REIT reclassifications, and short-term gains treated as ordinary income for tax purposes.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments.  Accordingly, at August 31, 2016 reclassifications were recorded as follows:

	Internet	Small Cap	Micro Cap
	Fund	Growth Fund	Growth Fund
Accumulated net investment income (loss)	$427,110	$189,042	$77,684
Accumulated net realized gain (loss) on investments	(427,110)	369,362	(4,411)
Capital Stock	—	(558,404)	(73,273)

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $500 million and 1.00% of annual average net assets over $500 million; 0.90% of the Small Cap Growth Fund’s average daily net assets up to $500 million and 0.75% of annual average daily net assets over $500 million and 1.20% of the Micro Cap Growth Fund’s average daily net assets up to $500 million and 0.95% of annual average daily net assets over $500 million.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% of the average daily net assets through at least January 2, 2017. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the fiscal year ended August 31, 2016, the Adviser did not waive any fees with respect to the Internet Fund.

The Adviser contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.90% of the Small Cap Growth Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% of average daily net assets through November 11, 2012.  The Adviser had the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser would not cause the Small Cap Growth Fund’s expenses to exceed 2.45%.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through at least January 2, 2017.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2016, fees of $116,183 were waived by the Adviser with respect to the Small Cap Growth Fund.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Micro Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Micro Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% and 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through at least January 2, 2017.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2016, fees of $108,084 were waived by the Adviser with respect to the Micro Cap Growth Fund.

Following is a schedule of when fees may be recouped:

Small Cap	Micro Cap
Growth Fund	Growth Fund	Expiration
$54,689	$92,043	August 31, 2017
43,660	103,627	August 31, 2018
116,183	108,084	August 31, 2019
$214,532	$303,754

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser. The Internet Fund incurred $135,339 in expenses pursuant to the 12b-1 Plan for the fiscal year ended August 31, 2016.

The Corporation, on behalf of the Small Cap Growth Fund and Micro Cap Growth Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Micro Cap Growth Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $19,420 and the Micro Cap Growth Fund incurred $7,258 in expenses pursuant to the Plan for the fiscal year ended August 31, 2016.

NOTE 8—FUND REORGANIZATION

On August 26, 2016 the shareholders of the Jacob Wisdom Fund (the “Wisdom Fund” or “Predecessor Fund”) approved an Agreement and Plan of Reorganization (“Reorganization Plan”), which qualified as a tax-free exchange for federal income tax purposes, providing for the transfer of assets and the assumption of liabilities of the Predecessor Fund to the Small Cap Growth Fund (the “Fund”). The Reorganization Plan provided for the acquisition by the Fund of all of the assets of the Predecessor Fund in exchange solely for the assumption of all of the liabilities of the Predecessor Fund and the issuance of shares of the Fund distributed pro rata by the Predecessor Fund to its shareholders in complete liquidation and termination of the Predecessor Fund. Investor Class shares of the Predecessor Fund were reorganized into Institutional Class shares of the Fund. Pursuant to the Reorganization Plan, each shareholder of the Predecessor Fund received shares of the Fund equal in value to the shares the shareholder had immediately prior to the Reorganization. On August 29, 2016, the reorganization was completed and the Predecessor Fund had $267,842 of unrealized appreciation on that date.

The following table illustrates the details of the reorganization of the Small Cap Growth Fund:

		Small Cap
		Growth Fund
		Shares			Small Cap
		Issued to	Small Cap	Small Cap	Growth
Wisdom		Shareholders	Growth	Growth	Fund
Fund	Wisdom Fund	of	Fund	Fund	Share	Combined	Combined	Tax Status
Share Class	Net Assets	Wisdom Fund	Net Assets	Shares	Class	Net Assets	Shares	of Transfer
Investor	$4,741,104	283,508	$7,203,670	430,761	Institutional	$11,944,774	714,269	Non-taxable
Institutional	—	—	4,964,339	299,804	Investor	4,964,339	299,804	—
	$4,741,104	283,508	$12,168,009	730,565		$16,909,113	1,014,073

The components of net assets immediately before the acquisition were as follows:

		Distributions in	Accumulated Net	Net Unrealized
		Excess of Net	Realized Gain (Loss)	Appreciation/
	Capital Stock	Investment Income	on Investments	Depreciation	Net Assets
Wisdom Fund	$4,165,521	$(91,838)	$399,579	$267,842	$4,741,104
Small Cap Growth Fund	18,709,785	(634,859)	(6,104,312)	197,395	12,168,009
	$22,875,306	$(726,697)	$(5,704,733)	$465,237	$16,909,113

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

Assuming the acquisition of Wisdom Fund had been completed on September 1, 2015, the combined Funds’ pro forma results in the Statement of Operations during the fiscal year ended August 31, 2016 were as follows:

Net investment income (loss)	$(334,237	)*
Net realized and unrealized gain (loss) on investments	$(1,747,740	)**
Net decrease in net assets resulting from operations	$(2,081,977)

*	$(262,063) as reported in the Small Cap Growth Fund Statement of Operations, plus $(72,174) Wisdom Fund pre-merger.
**	$(1,918,563) as reported in the Small Cap Growth Fund Statement of Operations, plus $170,823 Wisdom Fund pre-merger.

Because the combined funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses of Wisdom Fund that have been included in the Fund’s Statement of Operations since August 26, 2016.

NOTE 9—PROXY RESULTS

On August 26, 2016, the shareholders of the Wisdom Fund approved the Reorganization plan.  The following table illustrates the details of the vote:

For	Against	Abstain
217,408	15,296	18,474

NOTE 10—SUBSEQUENT EVENTS

In preparing these financial statements, the Corporation has evaluated events after August 31, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of Jacob Internet Fund,
Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund (the “Funds”), each a series of shares of Jacob Funds Inc., including the schedules of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended with the exception of the financial highlights for the Jacob Micro Cap Growth Fund for the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the Jacob Micro Cap Growth Fund for the year ended November 30, 2011 were audited by other auditors whose report, dated January 27, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund as of August 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 31, 2016

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2016 for the Internet Fund, Small Cap Growth Fund and Micro Cap Growth Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2016–8/31/2016) for the Internet Fund, Small Cap Growth Fund and Micro Cap Growth Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/16	Value 8/31/2016	3/1/16–8/31/2016*
Actual	$1,000.00	$1,310.40	$15.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.97	$13.25

*	Expenses are equal to the Internet Fund’s annualized expense ratio of 2.62% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/16	Value 8/31/2016	3/1/16–8/31/2016*
Actual	$1,000.00	$1,265.60	$11.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.98	$10.23

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.02% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/16	Value 8/31/2016	3/1/16–8/31/2016*
Actual	$1,000.00	$1,263.10	$13.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.52	$11.69

*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.31% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Micro Cap Growth Fund – Institutional Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/16	Value 8/31/2016	3/1/16–8/31/2016*
Actual	$1,000.00	$1,183.80	$15.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.21	$14.00

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.77% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Micro Cap Growth Fund – Investor Class
			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/16	Value 8/31/2016	3/1/16–8/31/2016*
Actual	$1,000.00	$1,182.20	$17.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.45	$15.76

*	Expenses are equal to the Investor Class’s annualized expense ratio of 3.12% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Micro Cap Growth Fund	6.54%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2016 is as follows:

Micro Cap Growth Fund	0.58%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Micro Cap Growth Fund	100.00%

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director
Independent Directors:
William B. Fell	Director	Since	Chief Financial Officer, Rhoads	3	None
653 Manhattan Beach Blvd. #J		1999	Industries, Inc., since 2012;
Manhattan Beach, CA 90266			Accounting and Financial
Age: 47			Consultant, 2010–2012;
			Controller, ABB Inc.,
			Instrumentation Division,
			2009–2010; General Accounting
			Manager, ABB Inc.,
			Instrumentation Division,
			February 2004–September 2009.

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	3	None
653 Manhattan Beach Blvd. #J		1999	Property Management, since
Manhattan Beach, CA 90266			2008.
Age: 47

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	3	None
653 Manhattan Beach Blvd. #J		1999	Conservation Corps, since
Manhattan Beach, CA 90266			September 2011; Deputy
Age: 45			Attorney General, The State
			of California, October 2006–
			September 2011.
Interested Director:
Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	3	None
653 Manhattan Beach Blvd. #J	President,	1999	Officer of the Adviser since 1999.
Manhattan Beach, CA 90266	Chairman of
Age: 47	the Board
	and Chief
	Executive
	Officer

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years
Officers:
Francis J. Alexander(3)	Vice	Since	Member of the Adviser and portfolio manager of the
653 Manhattan Beach Blvd. #J	President,	1999	Internet Fund since inception in 1999, Director of the
Manhattan Beach, CA 90266	Secretary and		Internet Fund, 1999–October 2003; President,
Age: 72	Treasurer		Alexander Capital Management, Inc., March
1985–present.

Shane Morris(3)	Chief	Since	Operations Manager for the Adviser since July 2008.
653 Manhattan Beach Blvd. #J	Compliance	July
Manhattan Beach, CA 90266	Officer and	2008
Age: 39	Anti-Money
Laundering
Compliance
Officer

(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.
(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Annual Report

August 31, 2016

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB MICRO CAP GROWTH FUND

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund and the Jacob Micro Cap Growth Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.”  Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$40,500	$52,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	$8,000	$8,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)      /s/Ryan Jacob
Ryan Jacob, President

Date     November 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Jacob
Ryan Jacob, President

Date     November 7, 2016

By (Signature and Title)      /s/Francis Alexander
Francis Alexander, Treasurer

Date     November 8, 2016